UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2026

National Healthcare Properties, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-39153	38-3888962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

540 Madison Ave., 27th Floor
New York, NY 10022

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (332) 258-8770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	NHP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2026, upon the recommendation of the Compensation and Corporate Governance Committee (the “CCG Committee”) of the Board of Directors (the “Board”) of National Healthcare Properties, Inc. (the “Company”), the Board increased the size of the Board from six to eight directors and, effective November 9, 2026, elected Jeffrey S. Olson and Craig S. Smith to serve as members of the Board to fill the vacancies resulting from the increase in the number of directors. Each of Mr. Olson and Mr. Smith will serve until the 2027 annual meeting of stockholders of the Company and until his successor is duly elected and qualifies, or until his earlier death, resignation or removal.

Mr. Olson is a seasoned public REIT executive who has served as Chief Executive Officer of two public retail REITs over the past 20 years. He is Chairman and Chief Executive Officer of Urban Edge Properties (NYSE: UE), which he led through its 2015 spin-off from Vornado Realty Trust. Previously, he served as Chief Executive Officer of Equity One, Inc. and as President of the Eastern and Western Regions of Kimco Realty Corporation. Mr. Olson serves on the Boards of the International Council of Shopping Centers and the National Association of Real Estate Investment Trusts, and he is also Chair of the Real Estate Advisory Board at the Carey Business School at The Johns Hopkins University. Mr. Olson holds a Bachelor of Science in Accounting from the University of Maryland and a Master of Science in Real Estate from The Johns Hopkins University, and he is a former Certified Public Accountant.

The Board believes that Mr. Olson’s extensive public REIT leadership, valuable experience and perspective relating to portfolio repositioning and capital allocation and strong relationships within the REIT investment and banking communities make him well qualified to serve as a member of the Board. The Board determined that Mr. Olson is “independent” as defined under the listing standards of the Nasdaq Stock Market and the Company’s corporate governance guidelines. Effective as of Mr. Olson’s election to the Board, Mr. Olson was appointed to serve on the CCG Committee.

Mr. Smith is a distinguished hospitality executive with more than 35 years of leadership experience spanning global operations, enterprise restructuring, and technology transformation. He has served as Chief Executive Officer of Aimbridge Hospitality, one of the largest third-party hotel management companies in the world, since 2024. His responsibilities include enterprise strategy, operations, capital deployment and risk management across a global portfolio of more than 1,000 properties in over 20 countries. Previously, Mr. Smith held a series of senior leadership roles at Marriott International, including Group President and Managing Director of the International Division, Group President of Asia Pacific and President of the Caribbean and Latin America. He currently serves on the Board of Directors of Aimbridge Hospitality and previously served as chairman of the US-ASEAN Business Council, as a Board Member of the US-India Strategic Partnership Forum and as a member of Marriott International’s Casino Board. He holds director certifications from the National Association of Corporate Directors and Harvard Business School, among others. Mr. Smith completed the Advanced Management Program at Harvard Business School and also holds a Global Executive MBA from the University of St. Gallen, an MBA from the Rotman School of Management at the University of Toronto and a Bachelor of Science from Brigham Young University.

The Board believes that Mr. Smith’s extensive experience in leading a global lodging business, overseeing large-scale operations and transforming organizations makes him well qualified to serve as a member of the Board. The Board determined that Mr. Smith is “independent” as defined under the listing standards of the Nasdaq Stock Market and the Company’s corporate governance guidelines. The Board also determined that Mr. Smith satisfies the additional independence requirements for audit committee members under Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Effective as of Mr. Smith’s election to the Board, Mr. Smith was appointed to serve on the Audit Committee of the Board.

There are no family relationships between either of Mr. Olson or Mr. Smith and any director or executive officer of the Company, there are no arrangements or understandings between either of Mr. Olson or Mr. Smith and any other persons or entities pursuant to which Mr. Olson or Mr. Smith was elected as a director of the Company, and there are no transactions involving Mr. Olson or Mr. Smith, on the one hand, and the Company, on the other hand, that would require disclosure under Item 404(a) of Regulation S-K.

In connection with their election to the Board, Mr. Olson and Mr. Smith will enter into the Company’s standard form of indemnification agreement and will receive compensation for their service as non-employee directors, as described under the heading “Compensation of Directors” of the Company’s Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 31, 2026. Under the indemnification agreement, Mr. Olson and Mr. Smith will be indemnified by the Company to the maximum extent permitted by Maryland law for certain liabilities and will be advanced certain expenses that have been incurred as a result of actions brought, or threatened to be brought, against them as directors of the Company as a result of their service, subject to the limitations set forth in the indemnification agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL HEALTHCARE PROPERTIES, INC.

Date: November 9, 2026	By:	/s/ Andrew T. Babin
Andrew T. Babin
Chief Financial Officer and Treasurer